Exhibit 10.2

BENESSERE CAPITAL ACQUISITION CORP.

78 SW 7th Street, Suite 500

Miami, FL 33130

June 24, 2022

ARC Global Investments LLC

78 SW 7th Street, Suite 500

Miami, FL 33130

Attn: Patrick Orlando

Patrick Orlando

c/o Benessere Capital Acquisition Corp.

78 SW 7th Street, Suite 500

Miami, FL 33130

Guillermo Cruz

c/o Benessere Capital Acquisition Corp.

78 SW 7th Street, Suite 500

Miami, FL 33130

Juan Fernandez

c/o Benessere Capital Acquisition Corp.

78 SW 7th Street, Suite 500

Miami, FL 33130

Francisco O. Flores

c/o Benessere Capital Acquisition Corp.

78 SW 7th Street, Suite 500

Miami, FL 33130

Joseph A. Porello

c/o Benessere Capital Acquisition Corp.

78 SW 7th Street, Suite 500

Miami, FL 33130

Rene Gerardo Sagebien

c/o Benessere Capital Acquisition Corp.

78 SW 7th Street, Suite 500

Miami, FL 33130

Justin L. Shaner

c/o Benessere Capital Acquisition Corp.

78 SW 7th Street, Suite 500

Miami, FL 33130

Eric Swider

c/o Benessere Capital Acquisition Corp.

78 SW 7th Street, Suite 500

Miami, FL 33130

Javier Tora

c/o Benessere Capital Acquisition Corp.

78 SW 7th Street, Suite 500

Miami, FL 33130]

Re:	Amendment of the Insider Letter

Ladies and Gentlemen:

Reference is made to that certain letter agreement, dated January 4, 2021 (the “Insider Letter”), by and among, Benessere Capital Acquisition Corp., a Delaware corporation (the “Company”), Arc Global Investments LLC, a Delaware limited liability company (the “Sponsor”), and the directors, officers or other initial shareholders of the Company named therein (the “Insiders”), pursuant to which, among other matters, the Sponsor and the Insiders agreed in Section 9 thereof, that the Sponsor, an affiliate of the Sponsor or certain officers and directors of the Company may make non-interest bearing loans to the Company to finance transaction costs in connection with the Company’s initial business combination (the “Business Combination”) and that, at the option of the lender, up to $1,500,000 of such loans may be convertible into units of the Company, at a price of $10.00 per unit, upon consummation of the Business Combination. Any term used but not defined in this letter agreement (this “Amendment”) will have the meaning ascribed to such term in the Insider Letter and the Merger Agreement (defined below).

On November 23, 2021, the Company entered into that certain Agreement and Plan of Merger (as amended, including by the First Amendment to Agreement and Plan of Merger, dated June 5, 2022, the “Merger Agreement”), by and among the Company, BCAC Holdings Inc., a Delaware corporation (“Pubco”), BCAC Purchaser Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of Pubco (“Purchaser Merger Sub”), BCAC Company Merger Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of Pubco (“Company Merger Sub”), BCAC Purchaser Rep LLC, a Delaware limited liability company, in the capacity as the Purchaser Representative thereunder, Jorge Arevalo in the capacity as the Seller Representative thereunder and eCombustible Energy LLC, a Delaware limited liability company (“eCombustible”), pursuant to which, among other matters, (i) Purchaser Merger Sub will merge with and into the Company, with the Company continuing as the surviving entity, and with security holders of the Company receiving substantially equivalent securities of Pubco (the “Purchaser Merger”), and (ii) Company Merger Sub will merge with and into eCombustible, with eCombustible continuing as the surviving entity (the “Company Merger”, and together with the Purchaser Merger, the “Mergers”), and with equity holders of the eCombustible receiving shares of common stock of Pubco, and as a result of which Mergers, among other matters, the Company and eCombustibel will become wholly-owned subsidiaries of Pubco and Pubco will become a publicly traded company, all upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the applicable provisions of the Delaware General Corporation Law, as amended, and the Delaware Limited Liability Company Act, as amended.

In connection with the Merger Agreement, each of the Sponsor and the Insiders, have agreed to revise the terms of the Insider Letter, to increase the aggregate principal amount of loans by the Sponsor, its Affiliates or the officers and directors of the Company that can be converted into units of the Company, from $1,500,000 to $5,000,000, provided that such securities are issued solely for the purpose of funding (i) extension expenses, and (ii) expenses that are related to the closing of the business combination with eCombustible.

The Insider Letter may be changed, amended or modified by a written instrument executed by the Company and each officer or director that is the subject of any such change, amendment modification or waiver.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and each Primary Initial Shareholder hereby agrees as follows:

1.	Amendments to Insider Letter. The Parties hereby agree to the following amendments to the Insider Letter:

(a)	The defined terms in this Amendment, and the definitions incorporated by reference from the Merger Agreement, are hereby added to the Insider Letter as if they were set forth therein.

(b)	The second to last sentence of Section 9 of the Insider Letter is hereby amended by deleting it in its entirety and replacing it with the following:

“ Up to $5,000,000 of such loans may be convertible into units, at a price of $10.00 per unit at the option of the lender, upon consummation of the initial Business Combination; provided that such securities are issued solely for the purpose of funding (i) extension expenses, and (ii) expenses that are related to the closing of the initial Business Combination with eCombustible.”

2.

Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Insider Letter are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Insider Letter, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Insider Letter in the Insider Letter or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Insider Letter, as amended by this Amendment (or as the Insider Letter may be further amended or modified in accordance with the terms thereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Insider Letter, including Sections 18 thereof.

{Remainder of Page Intentionally Left Blank; Signature page follows}

Please indicate your agreement to the foregoing by signing in the space provided below.

BENESSERE CAPITAL ACQUISITION CORP.

By:	/s/ Patrick Orlando
Name: Patrick Orlando
Title: Chief Executive Officer

Accepted and agreed, effective as of the date first set forth above:

ARC GLOBAL INVESTMENTS LLC

By:	/s/ Patrick Orlando
Name: Patrick Orlando
Title: Managing Member

/s/ Patrick Orlando
Patrick Orlando

/s/ Guillermo Cruz
Guillermo Cruz

/s/ Juan Fernandez
Juan Fernandez

/s/ Francisco O. Flores
Francisco O. Flores

/s/ Joseph A. Porello
Joseph A. Porello

/s/ Rene Gerardo Sagebien
Rene Gerardo Sagebien

/s/ Justin L. Shaner
Justin L. Shaner

[Signature Page to Amendment to Insider Letter]

/s/ Eric Swider
Eric Swider

/s/ Javier Tora
Javier Tora

Accepted and agreed, effective as of the date first set forth above:

EF HUTTON, a division of Benchmark Investments, LLC

By:	/s/ Sam Fleischman
Name: Sam Fleischman
Title: Supervisory Principal

[Signature Page to Amendment to Insider Letter]